Contract assets	12 Months Ended
Dec. 31, 2022
Contract assets
Contract assets

(13)  Contract assets

Contract assets from contract fractionation relate to contingent claims for the complete fulfilment of contractual obligations from contract fractionation agreements entered into by Biotest AG. The resulting performance obligations are generally fulfilled by Biotest over a period of up to 12 months. Receivables from this business, which usually have a due date of between 90 and 120 days, are recognized when the right to receive the consideration becomes unconditional. This is the case when the biological drugs produced from the blood plasma provided by the customer are delivered to the customer. These are service transactions that are valued at the corresponding costs of sales incurred plus profit margin, if it can be estimated.

Details of contract assets at 31 December 2022 and 2021 are as follows:

	Thousands of Euros
	31/12/2022	31/12/2021
Contract assets (gross)	35,467	1,939
Allowances for expected credit losses	(313)	—
Contract assets (net)	35,154	1,939

Default risks are accounted for by making value adjustments to the contract assets. The allowance for expected credit losses is calculated as the difference between the nominal amount of the contract assets and the estimated recoverable amount. An independent expert has examined the portfolio of contract assets that do not show any concrete indications of impairment in individual cases.

Movement in allowance for expected credit losses corresponding to contract assets is included in note 29.